SECOND AMENDMENT TO PURCHASE AGREEMENT

This Second Amendment (this “Amendment”) to that certain Purchase Agreement (the “Original Agreement”), dated as of September 30, 2006, by and among Turnaround Partners, Inc., a Nevada corporation (f/k/a Emerge Capital Corp., the Delaware corporation and hereinafter referred to as the “Purchaser”), Kipling Holdings, Inc., a Delaware corporation (the “Company”) and Timothy J. Connolly, an individual (the “Selling Shareholder”, and together with the Purchaser and the Company, the “Parties”) is dated and made effective as of December 31, 2006.

RECITALS:

WHEREAS, pursuant to the Original Agreement, the Selling Shareholder sold to the Purchaser, and the Purchaser purchased from the Selling Shareholder, one hundred percent (100%) of the total issued and outstanding capital stock of the Company in exchange for (a) the Purchaser’s assumption of all of the liabilities of the Company, (b) the Purchaser expanding the Existing Anti-Dilution Rights (as such term is defined in the Original Agreement) in favor of the Selling Shareholder and (c) a nominal cash amount equal to the direct costs incurred by the Selling Shareholder in connection with the Original Agreement, on the terms and conditions set forth therein;

WHEREAS, pursuant to the Original Agreement (a) the Selling Shareholder was to, within five (5) business days following the Closing Date (as such term is defined in the Original Agreement) relinquish all Existing Dilution Rights (as such term is defined therein) by delivering those shares of Emerge Series B Preferred (as defined in the Original Agreement) held by the Selling Shareholder and the Selling Shareholder’s spouse and (b) the Purchaser was to, within five (5) days following the execution of the Original Agreement, file with the Secretary of State of the State of Delaware the Certificate of Designation (as such term is defined in the Original Agreement) and receive confirmation from that State of the effectiveness of such Certificate of Designation;

WHEREAS, effective as of October 5, 2006, the Parties entered into that certain First Amendment to Purchase Agreement (the “First Amendment”) whereby the Parties amended the Original Agreement to extend the time in which the Selling Shareholder was to relinquish its Existing Dilution Rights and the Purchaser was to file the Certificate of Designation on the terms set forth therein;

WHEREAS, on December 28, 2006, the Company, formerly a Delaware corporation, completed its reincorporation in Nevada by way of a merger of the Company with and into its wholly-owned subsidiary, Turnaround Partners, Inc., a newly-formed Nevada corporation, thereby effecting a change in the Company’s legal domicile from Delaware to Nevada; and

WHEREAS, the Parties desire to further amend the Original Agreement to (a) further extend the time in which the Selling Shareholder shall receive its Additional Anti-Dilution Rights and the date that the Purchaser shall file the Certificate of Designation with the Secretary of State of the State of Nevada and (b) modify the Additional Anti-Dilution Rights as is more fully set forth herein.

AGREEMENT:

NOW, THEREFORE, in consideration of the mutual promises, conditions and covenants contained herein, and for other good and valuable consideration, receipt of which is hereby acknowledged, the Parties hereto agree as follows:

1. Amendment to Section 1.2 of the Original Agreement. The Original Agreement, as amended by the First Amendment, is hereby further amended by deleting Section 1.2 as set forth in the First Amendment in its entirety and by inserting in lieu thereof the following:

“1.2 Additional Anti-Dilution Rights. As partial consideration for the acquisition by the Purchaser of all of the outstanding capital stock of the Company in accordance with Section 1.1(b) above, the Selling Shareholder shall relinquish all Existing Anti-Dilution Rights by delivering to the Purchaser those shares of Emerge Series B Preferred held by the Emerge Shareholders and, in exchange therefore, the Purchaser shall issue and deliver to the Emerge Shareholders, in the denominations set forth opposite each Emerge Shareholder’s name on Schedule A attached hereto, shares of its convertible Series D preferred stock, par value $0.01 per share (the Emerge Series D Preferred”) in the form of Exhibit A hereto (the “Certificate of Designation”) and amend and restate its Certificate of Designation of Emerge Series B Preferred to reflect the relinquishment of such Existing Anti-Dilution Rights in accordance with the terms herein. The Emerge Series D Preferred shares will have substantially the same powers, designations, preferences and relative, participating, optional and other special rights except that holders of Emerge Series D Preferred will receive those additional anti-dilution rights (the “Additional Anti-Dilution Rights”) set forth in Section 4 of the Certificate of Designation.”

2. Amendment to Section 1.4.3 of the Original Agreement. The Original Agreement, as amended by the First Amendment, is hereby amended by deleting Section 1.4.3 as set forth in the First Amendment its entirety and by inserting in lieu thereof the following:

“1.4.3 The Purchaser shall file with the Secretary of State of the State of Nevada the Certificate of Designation and receive confirmation from that State of the effectiveness of such Certificate of Designation not later than April 19, 2007.”

3. Amendment to Schedule A of the Original Agreement. The Original Agreement is hereby amended by deleting Schedule A in its entirety and by inserting in lieu thereof that certain Schedule A attached hereto as Exhibit A.

4 Amendment to Exhibits to the Original Agreement. The Original Agreement is hereby amended by deleting that form of Certificate of Designation of Emerge Series D Preferred set forth as Exhibit A therein and by inserting in lieu thereof that certain Certificate of Designation attached hereto as Exhibit B. The Original Agreement is hereby amended by adding, as Exhibit B thereto, that certain Amended and Restated Certificate of Designation of Series B Preferred attached hereto as Exhibit C.

5. Amendment to Second WHEREAS Clause. The Original Agreement is hereby amended by deleting the second “WHEREAS” clause in its entirety and by inserting in lieu thereof the following:

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“WHEREAS, as of the date of this Agreement, the Selling Shareholder beneficially owns 93,334 shares of the Purchaser’s Series B preferred stock, par value $0.01 per share (the “Emerge Series B Preferred”), of which 79,331 shares are held directly by the Selling Shareholder, 14,003 shares are held by the Selling Shareholder’s spouse (together with the Selling Shareholder, the “Emerge Shareholders”) and One Hundred Thousand (100,000) shares of Emerge Series B Preferred are currently issued and outstanding; and”

6. Full Force and Effect. Except as expressly amended herein, all other terms and provisions of the Original Agreement shall remain in full force and effect and are hereby ratified and confirmed in all respects.

7. Counterparts. This Amendment may be executed in one (1) or more counterparts, each of which such counterparts shall be deemed an original and all of which together shall constitute one and the same Amendment.

8. Further Amendments. The Original Agreement shall further be amended wherever appropriate to reflect the changes indicated above.

9. Recitals. The Recitals hereto are hereby incorporated into this Amendment as if fully stated herein.

10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware. The parties hereto agree that any claim, suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby shall be submitted for adjudication exclusively in any state or federal court sitting in Houston, Texas and each party hereto expressly agrees to be bound by such selection of jurisdiction and venue for purposes of such adjudication. Each party (a) waives any objection which it may have that such court is not a convenient forum for any such adjudication, (b) agrees and consents to the personal jurisdiction of such court with respect to any claim or dispute arising out of or relating to this Agreement or the transactions contemplated hereby and (c) agrees that process issued out of such court or in accordance with the rules of practice of such court shall be properly served if served personally or served by certified mail or other form of substituted service, as provided under the rules of practice of such court.

11. Opportunity to Hire Counsel; Role of Kirkpatrick & Lockhart Preston Gates Ellis LLP. The Selling Shareholder and the Company expressly acknowledge that they have been advised and have been given an opportunity to hire counsel with respect to this Amendment and the transactions contemplated hereby. The Selling Shareholder and the Company further acknowledge that the law firm of Kirkpatrick & Lockhart Preston Gates Ellis LLP did not provide them with any legal advice with respect to the transactions contemplated by this Agreement. The Selling Shareholder and the Company further acknowledge that the law firm of Kirkpatrick & Lockhart Preston Gates Ellis LLP has solely represented the Purchaser in connection with this Agreement and the transactions contemplated hereby and no other person.

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IN WITNESS WHEREOF, the Parties have executed this Second Amendment as of the date first written above.

Purchaser:

Emerge Capital Corp.

By: /s/ Pete Shukis
Name: Pete Shukis
Title: Controller

Company:

Kipling Holdings, Inc.

By: /s/ Timothy J. Connolly
Name: Timothy J. Connolly
Title: Chief Executive Officer

Selling Shareholder:

Timothy J. Connolly, an Individual

By: /s/ Timothy J. Connolly
Name: Timothy J. Connolly

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EXHIBIT A

AMENDED SCHEDULE A TO THE ORIGINAL AGREEMENT

Emerge Series D Preferred Denominations

Name of Series D Preferred Stockholder:	Number of Shares:

Timothy J. Connolly	595

Jan Carson Connolly	105

A-1

EXHIBIT B

FORM OF
CERTIFICATE OF DESIGNATION
OF THE
SERIES D PREFERRED STOCK
(Par Value $0.01 Per Share)
OF
TURNAROUND PARTNERS, INC.

The undersigned, a duly authorized officer of TURNAROUND PARTNERS, INC., a Nevada corporation (f/k/a Emerge Capital Corp., the Delaware corporation and hereinafter referred to as the “Company”), in accordance with the provisions of Section 78.390 of the Nevada Revised Statutes, DOES HEREBY CERTIFY that the following resolution was duly adopted by the Board of Directors of the Company (the “Board”) by unanimous written consent pursuant to Section 78.315 of the Nevada Revised Statutes on or about March 31, 2007:

WHEREAS, that effective September 25, 2006, the Board approved the designation of Series D convertible preferred stock, par value of $0.01 (the “Series D Preferred Stock”), to consist of up to One Hundred Thousand (100,000) shares;

WHEREAS, pursuant to that certain Purchase Agreement, originally dated September 30, 2006 (the “Original Agreement”) and as amended on October 5, 2006 and further amended as of December 30, 2006 (the “Second Amendment”), Mr. Timothy J. Connolly (the “Seller”) sold to the Company, and the Company purchased from the Seller, one hundred percent (100%) of the total issued and outstanding capital stock of Kipling Holdings, Inc., a Delaware corporation (“Kipling”), in exchange for (a) the Company’s assumption of all of the liabilities of Kipling, (b) the Company expanding the Existing Anti-Dilution Rights (as such term is defined in the Original Agreement) in favor of the Seller and (c) a nominal cash amount equal to the direct costs incurred by the Seller in connection with the Original Agreement, on the terms and conditions set forth therein;

WHEREAS, pursuant to the Original Agreement, Seller had been entitled to receive and beneficially own, directly and indirectly through his spouse (together, the “Holders”), approximately 93,334 shares of Series D Preferred Stock (which would be equivalent to 933.4 shares of Series D Preferred Stock under the terms of this newly-revised Certificate of Designation);

WHEREAS, in connection with the Second Amendment, the Holders are now entitled to receive and beneficially own, as of December 31, 2006, a reduced amount equal to Seven Hundred (700) shares of Series D Preferred Stock, which such beneficial ownership shall, upon the effectiveness of this Certificate of Designation, constitute One Hundred Percent (100%) of the total issued and outstanding shares of Series D Preferred Stock;

WHEREAS, no shares of Series D Preferred Stock have been issued and the Board has determined that it is in the best interests of the Company to create the powers, designations, preferences and relative, participating, optional and other special rights for the Series D Preferred Stock in favor of Seller pursuant to the Original Agreement;

RESOLVED that the Series D Preferred Stock shall have the following powers, designations, preferences and relative, participating, optional and other special rights:

SECTION 1
DESIGNATION AND RANK

1.1.  Designation. This resolution shall provide for a single series of preferred stock, the designation of which shall be “Series D Preferred Stock”, par value of $0.01 per share. The number of authorized shares constituting the Series D Preferred Stock is One Hundred Thousand (100,000). The Series D Preferred Stock will have no liquidation preference as set forth in Section 3.1 below.

1.2.  Rank. With respect to the payment of dividends and other distributions on the capital stock of the Company, including the distribution of the assets of the Company upon liquidation, the Series D Preferred Stock shall rank pari passu with the common stock of the Company, par value $0.001 per share (the “Common Stock”), on an “as converted” basis, senior to the Company’s Series A preferred stock, par value $0.01 per share, senior to the Company’s Series B preferred stock, par value $0.01 per share, senior to the Company Series C preferred stock, par value $0.01 per share and junior to all other series of preferred stock.

SECTION 2
DIVIDEND RIGHTS

2.1.  Dividends or Distributions. The holders of Series D Preferred Stock shall be entitled to receive dividends or distributions on a pro rata basis according to their holdings of shares of Series D Preferred Stock on an as converted basis as provided in Section 4 hereof when and if dividends are declared on the Common Stock by the Board. Dividends shall be paid in cash or property, as determined by the Board.

SECTION 3
LIQUIDATION RIGHTS

3.1.  Liquidation Preference. The Series D Preferred Stock shall have no liquidation preference.

SECTION 4
CONVERSION RIGHTS

4.1.  Subject to the limitations set forth herein below, each share of Series D Preferred Stock held by the Holders shall be convertible (the “Conversion Rights”), at the option of the Holder of such share of Series D Preferred Stock, at any time and from time to time after December 31, 2006 through December 31, 2010, into that number of shares of Common Stock equal to the greater of (a) one tenth of one percent (0.1%) of the total number of shares of Common Stock issued and outstanding as of the last day of the fiscal quarter immediately preceding such date of conversation, calculated on a fully diluted basis after giving effect to the conversion of such share(s) of Series D Preferred Stock and (b) One Hundred Thousand (100,000) shares of Common Stock (“Conversion Shares”) at the office of the Company or any transfer agent for the Series D Preferred Stock. Each share of Series D Preferred Stock held by the Holders which has not been converted on or before December 31, 2010 into shares of Common Stock shall be convertible, at the option of the Holder of such share, at any time and from time to time after December 31, 2010 into one tenth of one percent (0.1%) of the total number of shares of Common Stock issued and outstanding on December 31, 2010, calculated on a fully diluted basis after giving effect to the conversion of such share(s) of Series D Preferred Stock (such shares shall also be referred to herein as “Conversion Shares”). The shares of Common Stock received upon conversion shall be fully paid and non-assessable shares of Common Stock.

4.2.  Adjustments. The Conversion Rights of the Series D Preferred Stock as described in Section 4.1 above shall be adjusted from time to time as follows:

(a)  In the event of any reclassification of the Common Stock or recapitalization involving Common Stock (including a subdivision, or combination of shares or any other event described in this Section 4.2) the holders of the Series D Preferred Stock shall thereafter be entitled to receive, and provision shall be made therefore in any agreement relating to the reclassification or recapitalization, upon conversion of the Series D Preferred Stock, the kind and number of shares of Common Stock or other securities or property (including cash) to which such holders of Series D Preferred Stock would have been entitled if they had held the number of shares of Common Stock into which the Series D Preferred Stock was convertible immediately prior to such reclassification or recapitalization; and in any such case appropriate adjustment shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of the Series D Preferred Stock, to the end that the provisions set forth herein shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares, other securities, or property thereafter receivable upon conversion of the Series D Preferred Stock. An adjustment made pursuant to this subparagraph (a) shall become effective at the time at which such reclassification or recapitalization becomes effective.

(b)  In the event the Company shall declare a distribution payable in securities of other entities or persons, evidences of indebtedness issued by the Company or other entities or persons, assets (excluding cash dividends) or options or rights not referred to in Section 4.2(a) above, the holders of the Series D Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Company into which their shares of Series D Preferred Stock are convertible as of the record date fixed for the determination of the holders of shares of Common Stock of the Company entitled to receive such distribution or if no such record date is fixed, as of the date such distribution is made.

4.3.  Procedures for Conversion.

(a)  In order to exercise the Conversion Rights pursuant to Section 4.1 above, the Seller shall deliver an irrevocable written notice of such exercise to the Company, at its principal office. The Holders shall, upon any conversion of such Series D Preferred Stock in accordance with this Section 4, surrender certificates representing such shares of Series D Preferred Stock to the Company, at its principal office, and specify the name or names in which the Seller wishes the certificate or certificates for shares of Common Stock to be issued. In case the Seller shall specify a name or names other than that of the Holders, such notice shall be accompanied by payment of all transfer taxes (if transfer is to a person or entity other than the holder thereof) payable upon the issuance of shares of Common Stock in such name or names. As promptly as practicable, and, if applicable, after payment of all transfer taxes (if transfer is to a person or entity other than the holder thereof), the Company shall deliver or cause to be delivered certificates representing the number of validly issued, fully paid and nonassessable shares of Common Stock to which the Holders shall be entitled. Such conversion, to the extent permitted by law, shall be deemed to have been effected as of the date of receipt by the Company of any notice of conversion pursuant to this Section 4.3(a), upon the occurrence of any event specified therein. Upon conversion of any shares of Series D Preferred Stock, such shares shall cease to constitute shares of Series D Preferred Stock and shall represent only a right to receive shares of common stock into which they have been converted.

(b)  In connection with the conversion of any shares of Series D Preferred Stock, no fractions of shares of Common Stock shall be issued, but the Company shall pay cash in lieu of such fractional interest in an amount equal to the product such fractional interest multiplied by the Reported Last Price of the Common Stock. “Reported Last Price” means the reported price, regular way, or, in case no sale takes place on such day, the average of the reported closing bid and asked prices, regular way, of the Common Stock as reported on the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System (“NASDAQ”) or the Over-the-Counter Bulletin Board (“OTCBB”), as the case may be; or, if the Common Stock is so not quoted, the average of the closing bid and asked prices on such day as reported by NASDAQ or OTCBB, as the case may be; or, if bid and asked prices for the Common Stock on each such day shall not have been so reported, the average of the bid and asked prices for such day as furnished by any New York Stock Exchange member firm regularly making a market in the Common Stock selected for such purpose by the Company and if no such quotations are available, the fair market value of a share of the Common Stock, as determined by any New York Stock Exchange member firm regularly making a market in the Common Stock selected for such purpose by the Company.

(c)  The Company shall at all times reserve and keep available out of its authorized Common Stock the full number of shares of Common Stock of the Company issuable upon the conversion of all outstanding shares of Series D Preferred Stock. In the event that the Company does not have a sufficient number of shares of authorized but unissued Common Stock necessary to satisfy the full conversion of the shares of Series D Preferred Stock, then the Company shall call and hold a meeting of the stockholders within forty-five (45) days of such occurrence for the sole purpose of increasing the number of authorized shares of Common Stock. The Board shall recommend to stockholders a vote in favor of such proposal and shall vote all shares held by them, in proxy or otherwise, in favor of such proposal. This remedy is not intended to limit the remedies available to the holders of the Series D Preferred Stock, but is intended to be in addition to any other remedies, whether in contract, at law or in equity.

4.4.  Notices of Record Date. In the event that the Company shall propose at any time: (i) to declare any dividend or distribution upon any class or series of capital stock, whether in cash, property, stock or other securities; (ii) to effect any reclassification or recapitalization of its Common Stock outstanding involving a change in the Common Stock; or (iii) to merge or consolidate with or into any other corporation, or to sell, lease or convey all or substantially all of its property or business, or to liquidate, dissolve or wind up; then, in connection with each such event, the Company shall mail to each holder of Series D Preferred Stock:

(a)  at least twenty (20) days’ prior written notice of the date on which a record shall be taken for such dividend or distribution (and specifying the date on which the holders of the affected class or series of capital stock shall be entitled thereto) or for determining the rights to vote, if any, in respect of the matters referred to in clauses (ii) and (iii) in Section 4.4 above; and

(b)  in the case of the matters referred to in Section 4.4 (ii) and (iii) above, written notice of such impending transaction not later than twenty (20) days prior to the stockholders’ meeting called to approve such transaction, or twenty (20) days prior to the closing of such transaction, whichever is earlier, and shall also notify such holder in writing of the final approval of such transaction. The first of such notices shall describe the material terms and conditions of the impending transaction (and specify the date on which the holders of shares of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon the occurrence of such event) and the Company shall thereafter give such holders prompt notice of any material changes. The transaction shall in no event take place sooner than twenty (20) days after the Company has given the first notice provided for herein or sooner than ten (10) days after the Company has given notice of any material changes provided for herein.

SECTION 5
VOTING RIGHTS

5.1.  General. Except as otherwise provided herein or required by law, the holders of Series D Preferred Stock, on an “as converted” basis as of the time a vote is taken, and the holders of Common Stock shall vote together and not as separate classes.

5.2.  Preferred Stock. Each holder of shares of Series D Preferred Stock shall be entitled to cast a number of votes equal to the number of Conversion Shares to which such holder is entitled to receive in accordance with Section 4.1 hereof on all matters submitted to the stockholders of the Company for approval, which votes shall be distributed between the holders on a pro rata basis based upon the number of shares of Series D Preferred Stock held by the holders. Holders of Series D Preferred Stock shall be entitled to vote on all matters on which the Common Stock shall be entitled to vote. Each holder of Series D Preferred Stock shall be entitled to notice of any stockholders meeting in accordance with the Bylaws of the Company. Fractional votes shall not, however, be permitted and any fractional voting rights resulting from the above formula (after aggregating all shares into which shares of Series D Preferred Stock held by each holder could be converted), shall be disregarded.

SECTION 6
MISCELLANEOUS

6.1.  Headings of Subdivisions. The headings of the various Sections hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

6.2.  Severability of Provisions. If any right, preference or limitation of the Series D Preferred Stock set forth herein (as this resolution may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth in this resolution (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

6.3.  Stock Transfer Taxes. The Corporation shall pay any and all stock transfer and documentary stamp taxes that may be payable in respect of any issuance or delivery of shares of Series D Preferred Stock or shares of Common Stock or other securities issued on account of Series D Preferred Stock pursuant hereto or certificates representing such shares or securities.

6.4.  Transfer Agent. The Corporation may appoint, and from time to time discharge and/or replace, a transfer agent of the Series D Preferred Stock. Upon any such appointment or discharge of a transfer agent, the Corporation shall send notice thereof by first-class mail, postage prepaid, to each holder of record of Series D Preferred Stock.

6.5.  Transferability. Subject to any transfer restriction agreements that my be entered into by the holders of Series D Preferred Stock, the Series D Preferred Stock shall be transferable by the holders, provided that such transfer is made in compliance with applicable federal and state securities laws.

[Signature Page to Follow]

IN WITNESS WHEREOF, the Company has caused this amended and restated Certificate of Designation to be signed, under penalties of perjury, by W. Chris Mathers, its Chief Financial Officer.

Dated: March 31, 2007	TURNAROUND PARTNERS, INC.

By: /s/ W. Chris Mathers
Name: W. Chris Mathers
Title: Chief Financial Officer

EXHIBIT C

FORM OF
AMENDED AND RESTATED
CERTIFICATE OF DESIGNATION
OF THE
SERIES B PREFERRED STOCK
(Par Value $0.01 Per Share)
OF
TURNAROUND PARTNERS, INC.

The undersigned, a duly authorized officer of TURNAROUND PARTNERS, INC., a Nevada corporation (f/k/a Emerge Capital Corp., the Delaware corporation and hereinafter referred to as the “Company”), in accordance with the provisions of Section 78.390 of the Nevada Revised Statutes, DOES HEREBY CERTIFY that the following resolution was duly adopted by the Board of Directors of the Company (the “Board”) by unanimous written consent pursuant to Section 78.315 of the Nevada Revised Statutes on or about March 31, 2007:

WHEREAS, that that on July 18, 2005, the Board approved the designation of Series B convertible preferred stock, par value of $0.01 (the “Series B Preferred Stock”), to consist of up to One Hundred Thousand (100,000) shares, and fixed the powers, designations, preferences, and relative, participating, optional and other special rights of the shares of such Series B Preferred Stock;

WHEREAS, pursuant to that certain Purchase Agreement, originally dated September 30, 2006 (the “Original Agreement”) and as amended on October 5, 2006 and further amended as of December 30, 2006, Mr. Timothy J. Connolly (the “Seller”) sold to the Company, and the Company purchased from the Seller, one hundred percent (100%) of the total issued and outstanding capital stock of Kipling Holdings, Inc., a Delaware corporation (“Kipling”), in exchange for (a) the Company’s assumption of all of the liabilities of Kipling, (b) the Company expanding the Existing Anti-Dilution Rights (as such term is defined in the Original Agreement) in favor of the Seller and (c) a nominal cash amount equal to the direct costs incurred by the Seller in connection with the Original Agreement, on the terms and conditions set forth therein;

WHEREAS, pursuant to the Original Agreement, as amended, the Seller relinquished to the Company 79,331 shares and Seller’s spouse relinquished to the Company 14,003 shares of Series B Preferred Stock to the Company in exchange for the issuance to Seller and Seller’s spouse of shares of Series D convertible preferred stock of the Company;

WHEREAS, Mr. Michael O. Sutton (“Sutton”) is the beneficial owner of 6,666 shares of Series B Preferred Stock, which such 6,666 shares now constitute One Hundred Percent (100%) of the total issued and outstanding shares of Series B Preferred Stock; and

WHEREAS, the Board has determined that it is in the best interests of the Company to amend and restate the powers, designations, preferences and relative, participating, optional and other special rights for the Series B Preferred Stock in favor of Seller pursuant to the Original Agreement.

RESOLVED that the Series B Preferred Stock shall have the following powers, designations, preferences and relative, participating, optional and other special rights:

SECTION 1
DESIGNATION AND RANK

1.1.  Designation. This resolution shall provide for a single series of preferred stock, the designation of which shall be “Series B Preferred Stock”, par value of $0.01 per share. The number of authorized shares constituting the Series B Preferred Stock is One Hundred Thousand (100,000). The Series B Preferred Stock will have no liquidation preference as set forth in Section 3.1 below.

1.2.  Rank. With respect to the payment of dividends and other distributions on the capital stock of the Company, including the distribution of the assets of the Company upon liquidation, the Series B Preferred Stock shall rank pari passu with the common stock of the Company, par value $0.001 per share (the “Common Stock”), on an “as converted” basis, senior to the Company’s Series C preferred stock, par value $0.01 per share, and junior to all other series of preferred stock.

SECTION 2
DIVIDEND RIGHTS

2.1.  Dividends or Distributions. The holders of Series B Preferred Stock shall be entitled to receive dividends or distributions on a pro rata basis according to their holdings of shares of Series B Preferred Stock on an as converted basis as provided in Section 4 hereof when and if dividends are declared on the Common Stock by the Board. Dividends shall be paid in cash or property, as determined by the Board.

SECTION 3
LIQUIDATION RIGHTS

3.1.  Liquidation Preference. The Series B Preferred Stock shall have no liquidation preference.

SECTION 4
CONVERSION RIGHTS

4.1.  Conversion. Sutton is entitled to convert all of his 6,666 shares of Series B Preferred Stock, collectively and not in part, at the option of Sutton and at any time and from time to time after the date of issuance of such shares into Four Million One Hundred Ninety-five Thousand Four Hundred Forty-Five (4,195,445) shares of Common Stock (sometimes referred to collectively as “Conversion Shares”), at the office of the Company or any transfer agent for the Series B Preferred Stock. The shares of Common Stock received upon conversion shall be fully paid and non-assessable shares of Common Stock (the “Conversion Rights”).

4.2.  Adjustments. The Conversion Rights of the Series B Preferred Stock as described in Section 4.1 above shall be adjusted from time to time as follows:

(a)  In the event of any reclassification of the Common Stock or recapitalization involving Common Stock (including a subdivision, or combination of shares or any other event described in Sections 4.2(a) or (b)) the holders of the Series B Preferred Stock shall thereafter be entitled to receive, and provision shall be made therefore in any agreement relating to the reclassification or recapitalization, upon conversion of the Series B Preferred Stock, the kind and number of shares of Common Stock or other securities or property (including cash) to which such holders of Series B Preferred Stock would have been entitled if they had held the number of shares of Common Stock into which the Series B Preferred Stock was convertible immediately prior to such reclassification or recapitalization; and in any such case appropriate adjustment shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of the Series B Preferred Stock, to the end that the provisions set forth herein shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares, other securities, or property thereafter receivable upon conversion of the Series B Preferred Stock. An adjustment made pursuant to this subparagraph (a) shall become effective at the time at which such reclassification or recapitalization becomes effective.

(b)  In the event the Company shall declare a distribution payable in securities of other entities or persons, evidences of indebtedness issued by the Company or other entities or persons, assets (excluding cash dividends) or options or rights not referred to in Sections 4.2(a) above, the holders of the Series B Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Company into which their shares of Series B Preferred Stock are convertible as of the record date fixed for the determination of the holders of shares of Common Stock of the Company entitled to receive such distribution or if no such record date is fixed, as of the date such distribution is made.

4.3.  Procedures for Conversion.

(a)  In order to exercise the Conversion Rights pursuant to Section 4.1 above, Sutton shall deliver an irrevocable written notice of such exercise to the Company, at its principal office. Sutton shall, upon any conversion of such Series B Preferred Stock in accordance with this Section 4, surrender certificates representing the Series B Preferred Stock to the Company, at its principal office, and specify the name or names in which Sutton wishes the certificate or certificates for shares of Common Stock to be issued. In case Sutton shall specify a name or names other than that of Sutton, such notice shall be accompanied by payment of all transfer taxes (if transfer is to a person or entity other than the holder thereof) payable upon the issuance of shares of Common Stock in such name or names. As promptly as practicable, and, if applicable, after payment of all transfer taxes (if transfer is to a person or entity other than the holder thereof), the Company shall deliver or cause to be delivered certificates representing the number of validly issued, fully paid and nonassessable shares of Common Stock to which Sutton shall be entitled. Such conversion, to the extent permitted by law, shall be deemed to have been effected as of the date of receipt by the Company of any notice of conversion pursuant to this Section 4.3(b), upon the occurrence of any event specified therein. Upon conversion of any shares of Series B Preferred Stock, such shares shall cease to constitute shares of Series B Preferred Stock and shall represent only a right to receive shares of common stock into which they have been converted.

(b)  In connection with the conversion of any shares of Series B Preferred Stock, no fractions of shares of Common Stock shall be issued, but the Company shall pay cash in lieu of such fractional interest in an amount equal to the product such fractional interest multiplied by the Reported Last Price of the Common Stock. “Reported Last Price” means the reported price, regular way, or, in case no sale takes place on such day, the average of the reported closing bid and asked prices, regular way, of the Common Stock as reported on the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") or the Over-the-Counter Bulletin Board (“OTCBB”), as the case may be; or, if the Common Stock is so not quoted, the average of the closing bid and asked prices on such day as reported by NASDAQ or OTCBB, as the case may be; or, if bid and asked prices for the Common Stock on each such day shall not have been so reported, the average of the bid and asked prices for such day as furnished by any New York Stock Exchange member firm regularly making a market in the Common Stock selected for such purpose by the Company and if no such quotations are available, the fair market value of a share of the Common Stock, as determined by any New York Stock Exchange member firm regularly making a market in the Common Stock selected for such purpose by the Company.

(c)  The Company shall at all times reserve and keep available out of its authorized Common Stock the full number of shares of Common Stock of the Company issuable upon the conversion of all outstanding shares of Series B Preferred Stock. In the event that the Company does not have a sufficient number of shares of authorized but unissued Common Stock necessary to satisfy the full conversion of the shares of Series B Preferred Stock, then the Company shall call and hold a meeting of the stockholders within forty-five (45) days of such occurrence for the sole purpose of increasing the number of authorized shares of Common Stock. The Board shall recommend to stockholders a vote in favor of such proposal and shall vote all shares held by them, in proxy or otherwise, in favor of such proposal. This remedy is not intended to limit the remedies available to the holders of the Series B Preferred Stock, but is intended to be in addition to any other remedies, whether in contract, at law or in equity.

4.4.  Notices of Record Date. In the event that the Company shall propose at any time: (i) to declare any dividend or distribution upon any class or series of capital stock, whether in cash, property, stock or other securities; (ii) to effect any reclassification or recapitalization of its Common Stock outstanding involving a change in the Common Stock; or (iii) to merge or consolidate with or into any other corporation, or to sell, lease or convey all or substantially all of its property or business, or to liquidate, dissolve or wind up; then, in connection with each such event, the Company shall mail to each holder of Series B Preferred Stock:

(a)  at least twenty (20) days’ prior written notice of the date on which a record shall be taken for such dividend or distribution (and specifying the date on which the holders of the affected class or series of capital stock shall be entitled thereto) or for determining the rights to vote, if any, in respect of the matters referred to in clauses (ii) and (iii) in Section 4.4 above; and

(b)  in the case of the matters referred to in Section 4.4 (ii) and (iii) above, written notice of such impending transaction not later than twenty (20) days prior to the stockholders’ meeting called to approve such transaction, or twenty (20) days prior to the closing of such transaction, whichever is earlier, and shall also notify such holder in writing of the final approval of such transaction. The first of such notices shall describe the material terms and conditions of the impending transaction (and specify the date on which the holders of shares of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon the occurrence of such event) and the Company shall thereafter give such holders prompt notice of any material changes. The transaction shall in no event take place sooner than twenty (20) days after the Company has given the first notice provided for herein or sooner than ten (10) days after the Company has given notice of any material changes provided for herein.

SECTION 5
VOTING RIGHTS

5.1.  General. Except as otherwise provided herein or required by law, the holders of Series B Preferred Stock, on an as converted basis as of the time a vote is taken, and the holders of Common Stock shall vote together and not as separate classes.

5.2.  Preferred Stock. Series B Preferred Stock holders shall, collectively, be entitled to cast a number of votes equal to the number of Conversion Shares on all matters submitted to the stockholders of the Company for approval, which votes shall be distributed among the holders of Series B Preferred Stock on a pro rata basis based upon the number of shares of Series B Preferred Stock held by such respective holders. The holders of shares of the Series B Preferred Stock shall be entitled to vote on all matters on which the Common Stock shall be entitled to vote. Series B Preferred Stock holders shall be entitled to notice of any stockholders meeting in accordance with the Bylaws of the Company. Fractional votes shall not, however, be permitted and any fractional voting rights resulting from the above formula (after aggregating all shares into which shares of Series B Preferred Stock held by each holder could be converted), shall be disregarded.

SECTION 6
MISCELLANEOUS

6.1.  Headings of Subdivisions. The headings of the various Sections hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

6.2.  Severability of Provisions. If any right, preference or limitation of the Series B Preferred Stock set forth herein (as this resolution may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth in this resolution (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

6.3.  Stock Transfer Taxes. The Corporation shall pay any and all stock transfer and documentary stamp taxes that may be payable in respect of any issuance or delivery of shares of Series B Preferred Stock or shares of Common Stock or other securities issued on account of Series B Preferred Stock pursuant hereto or certificates representing such shares or securities.

6.4.  Transfer Agent. The Corporation may appoint, and from time to time discharge and/or replace, a transfer agent of the Series B Preferred Stock. Upon any such appointment or discharge of a transfer agent, the Corporation shall send notice thereof by first-class mail, postage prepaid, to each holder of record of Series B Preferred Stock.

6.5.  Transferability. Subject to any transfer restriction agreements that my be entered into by the holders of Series B Preferred Stock, the Series B Preferred Stock shall be transferable by the holders, provided that such transfer is made in compliance with applicable federal and state securities laws.

[Signature Page to Follow]

IN WITNESS WHEREOF, the Company has caused this amended and restated Certificate of Designation to be signed, under penalties of perjury, by W. Chris Mathers, its Chief Financial Officer.

Dated: _______________, 2007	TURNAROUND PARTNERS, INC.

By ____________________________________
Name: W. Chris Mathers
Title: Chief Financial Officer